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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 4, 2004

                              ---------------------


                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-30045              38-3518829
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


         2711 E. JEFFERSON AVE.
         DETROIT, MICHIGAN 48207                       (313)-567-4348
          (Address of principal               (Registrant's telephone number,
           executive offices)                      including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGE IN CERTIFYING ACCOUNTANT

On November 1, 2004 Catuity Inc. named BDO Seidman, LLP as its independent accounting firm, replacing Ernst & Young LLC. Catuity previously disclosed, in a Form 8-K filing dated September 24, 2004, of its intent to put its audit out for bid. BDO will begin its engagement with the review of Catuity's financial statements for the third quarter of 2004 and will perform the audit for Catuity's 2004 fiscal year ending on December 31, 2004.

During the two most recent fiscal years ended December 31, 2003 and 2002, and through November 1, 2004, the Company has not consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The change in accountants referenced herein was approved by the Company's independent Audit Committee on November 1, 2004.

The Company requested BDO review this Form 8-K and provided BDO with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company. BDO has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to item 304 of Regulation S-K.

A copy of the press release issued on November 4, 2004 is included as Exhibit
99.3 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

          99.3     Catuity Names BDO Seidman LLP as its Independent Accountants

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CATUITY INC.
                                          (Registrant)


                                  By   /s/ John H. Lowry
                                       ----------------------------------
                                           John H. Lowry
                                           Senior Vice President,
                                           Chief Financial Officer & Secretary

Date:  November 4, 2004



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                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
-----------              -----------
99.3                Catuity Names BDO Seidman LLP as its Independent Accounts